Second Loan Modification Agreement

This Second Loan Modification Agreement (this "Agreement") is made on October 4, 2012, by and among Sun Blueberry Hill LLC, a Michigan limited liability company (“Sun Blueberry Hill”); Sun Grand Lake LLC, a Michigan limited liability company (“Sun Grand Lake”); Sun Three Lakes LLC, a Michigan limited liability company (“Sun Three Lakes”); Sun Club Naples LLC, a Michigan limited liability company (“Sun Club Naples”); Sun Naples Gardens LLC, a Michigan limited liability company (“Sun Naples Gardens”); and Sun North Lake Estates LLC, a Michigan limited liability company (“Sun North Lake Estates”) (collectively, “Borrower”), Sun Communities Operating Limited Partnership, a Michigan limited partnership (the "Guarantor"), Bank of America, N.A., a national banking association (“Bank of America”), The PrivateBank and Trust Company, an Illinois state chartered bank ( “The PrivateBank”) (Bank of America and The PrivateBank are collectively referred to herein as the “Lenders” and individually, a “Lender”), and Bank of America, N.A., a national banking association, acting on behalf of the Lenders, as Administrative Agent (the “Administrative Agent”).

RECITALS:

WHEREAS, Bank of America is the owner and holder of an Amended and Restated Promissory Note dated March 29, 2012, executed and delivered by the Borrower and payable to Bank of America in the original principal amount of $21,000,000.00 (as renewed, extended, modified, amended or restated from time to time, the "Bank of America Note"), which Bank of America Note evidences the Borrower's obligations to Bank of America in connection with a loan in the original principal amount of the Bank of America Note (the "Bank of America Loan");

WHEREAS, The PrivateBank is the owner and holder of an Amended and Restated Promissory Note dated March 29, 2012, executed and delivered by the Borrower and payable to The PrivateBank in the original principal amount of $15,000,000.00 (as renewed, extended, modified, amended or restated from time to time, the "The PrivateBank Note"), which The PrivateBank Note evidences the Borrower's obligations to The PrivateBank in connection with a loan in the original principal amount of The PrivateBank Note (the "The PrivateBank Loan");

WHEREAS, the Bank of America Note and The PrivateBank Note were issued pursuant to a Term Loan Agreement dated December 15, 2011, as modified March 29, 2012, by and among the Lenders, the Administrative Agent and the Borrower (as amended, modified, supplemented or restated from time to time, the "Loan Agreement");

WHEREAS, the Borrower's obligations under the Bank of America Note and The PrivateBank Note are secured by, among other things, a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 15, 2011, from Sun Club Naples to the Administrative Agent, as agent for the Lenders, recorded December 21, 2011 in the Collier County, Florida, Clerk’s Office in OR 4748, page 2645, as modified by a Modification Agreement (Mortgage, Assignment of Rents, Security Agreement and Fixture Filing) dated March 29, 2012, recorded April 23, 2012 in the Collier County, Florida, Clerk’s Office in OR 4788, page 3121; a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 15, 2011, from Sun Naples Gardens to the Administrative Agent, as agent for the Lenders, recorded December 21, 2011 in the Collier County, Florida, Clerk’s Office in OR 4748, page 2753, as modified by a Modification Agreement (Mortgage, Assignment of Rents, Security Agreement and Fixture Filing) dated March 29, 2012, recorded April 23, 2012 in the Collier County, Florida, Clerk’s Office in OR 4788, page 3126; a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 15, 2011, from Sun North Lake Estates to the Administrative Agent, as agent for the Lenders, recorded December 20, 2011 in the Glades County, Florida, Clerk’s Office in OR 298, page 518, as modified by a Modification Agreement (Mortgage, Assignment of Rents, Security Agreement and Fixture Filing) dated March 29, 2012, recorded April 20, 2012 in the Glades County, Florida, Clerk’s Office as Instrument No. 201222000851; a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated March 29, 2012, from Sun Blueberry Hill to the Administrative Agent, as agent for the Lenders, recorded April 23, 2012 in the Sumter County, Florida, Clerk’s Office as

Instrument No. 201260012143; a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated March 29, 2012, from Sun Grand Lake to the Administrative Agent, as agent for the Lenders, recorded April 23, 2012 in the Marion County, Florida, Clerk’s Office in OR BK 05665, pages 0627-0652, and; a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated March 29, 2012, from Sun Three Lakes to the Administrative Agent, as agent for the Lenders, recorded April 19, 2012 in the Pasco County, Florida, Clerk’s Office in OR BK 8686, page 2670 (as amended, supplemented, modified, restated, renewed or extended from time to time, collectively, the "Mortgages"), covering certain real property and improvements thereon, more particularly described therein (each a “Property” and collectively, the "Property");

WHEREAS, the Borrower's obligations under the Bank of America Note and The PrivateBank Note are guaranteed by the Guarantor pursuant to a Limited Guaranty Agreement dated December 15, 2011 (as amended, supplemented, modified, restated or renewed from time to time, the "Guaranty");

WHEREAS, the Borrower's obligations under the Bank of America Note and The PrivateBank Note and the other Loan Documents (hereinafter defined) are hereinafter collectively called the "Obligations"; the Bank of America Note and The PrivateBank Note, the Mortgages, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the "Loan Documents"; and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Bank of America Note and The PrivateBank Note or providing recourse to Lender with respect thereto are hereinafter collectively called the "Liens";

WHEREAS, the Borrower has advised the Administrative Agent that, for the fiscal period ending June 30, 2012, they failed to comply with the covenant contained in Section 6.21 of the Loan Agreement, which required the Borrower to maintain a Debt Service Coverage Ratio of at least 1.30 to 1.00 (the “Defaulted Covenant”);

WHEREAS, the Borrower acknowledges and agrees that, as a result of the occurrence of such Defaulted Covenant, upon the expiration of the applicable notice and cure period provided for in the Loan Agreement, an Event of Default would occur under the Loan Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent, on behalf of the Lenders, waive compliance by the Borrower with the Defaulted Covenant for such fiscal period, as well as any Event of Default arising therefrom and the Administrative Agent and the Lenders are agreeable thereto on the terms and conditions provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders now agree as set forth below.

1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given them in the Loan Agreement.

1.    Paydown of Loans. Simultaneously with the execution of this Agreement, the Borrower shall make a voluntary paydown of the Bank of American Loan, in the principal amount of $3,500,000.00, reducing the outstanding principal balance of such loan to $17,370,062.47, and shall make a voluntary paydown of the PrivateBank Loan, in the principal amount of $2,500,000.00, reducing the outstanding principal balance of such loan to $12,407,187.53.

2.    Waiver of Covenant Default. In consideration of the paydowns of the Bank of America Loan and the PrivateBank Loan provided for in paragraph 2, the Administrative Agent, on behalf of the Lenders, hereby waives: (a) compliance by the Borrower with the Defaulted Covenant for the fiscal period ending June 30, 2012, (b) the Event of Default that would occur by reason of the Borrower’s failure to comply with the Defaulted Covenant, upon the expiration of the applicable notice and cure period, solely for such fiscal period, and (c) the Bank’s remedies under the Loan Agreement with respect to the Defaulted Covenant and the subsequent Event of Default which would occur upon the expiration of the applicable notice and cure period. Administrative Agent acknowledges and agrees that the Borrower’s failure to comply with the Defaulted Covenant has been cured in accordance with the terms of this Agreement and that no Event of Default has occurred under the Loan Agreement or other Loan Documents as a result of Borrower’s failure to comply with the Defaulted Covenant. This waiver shall be narrowly construed and shall neither extend to any other violations under, or default of, the Loan Agreement, including but not limited to, a violation of the foregoing covenant (as herein amended) for any future period of time, except as provided for in paragraph 5 below, nor shall this waiver prejudice any rights or remedies which the Administrative Agent, on behalf of the Lenders, may have or be entitled to with respect to such future violations or defaults.

3.    Amendment to Loan Agreement. Section 6.21 of the Loan Agreement is hereby amended in its entirety to read as follows:

6.21    Debt Service Coverage Ratio.

Borrower shall maintain a Debt Service Coverage Ratio of at least 1.30 to 1.00, as of the end of each fiscal quarter ending on or after March 31, 2012 and on or before March 31, 2013, and a Debt Service Coverage Ratio of at least 1.35 to 1.00, as of the end of each fiscal quarter ending on or after June 30, 2013. If the Borrower exercises the extension option provided for in the Notes, Borrower shall maintain a Debt Service Coverage Ratio of at least 1.40 to 1.00, as of the end of each fiscal quarter ending on or after March 31, 2015. The Debt Service Coverage Ratio may be satisfied by a voluntary paydown of the Loan by Borrower, subject to the satisfaction of any conditions to prepayment, as set forth in Section 4 of the Notes.

4.    Waiver of Covenant Compliance. Notwithstanding the amendment to Section 6.21 of the Loan Agreement provided in paragraph 4 above, the Borrower shall not be required to comply with the covenant contained in Section 6.21 of the Loan Agreement for the fiscal quarters ending September 30, 2012 and December 31, 2012, and the Administrative Agent, on behalf of the Lenders, hereby waives any requirement for such compliance and any default or Event of Default that would otherwise arise as a result of such noncompliance. The Borrower shall again be required to comply with the covenant contained in Section 6.21 of the Loan Agreement, as herein amended, for the fiscal quarter ending March 31, 2013 and thereafter. Borrower shall continue to be required to furnish the financial information provided for in Section 6.8 of the Loan Agreement for the fiscal quarters ending September 30, 2012 and December 31, 2012, notwithstanding the Administrative Agent’s waiver of compliance with the covenant contained in Section 6.21 of the Loan Agreement for such fiscal quarters as provided in this paragraph.

5.    Amendment to Guaranty. The limitation on the Guarantor’s Obligations (as defined in the Guaranty) to the Guaranteed Amount (as defined in the Guaranty) provided in the second paragraph of Section 1 of the Guaranty (the “Guaranty Limitation”) is hereby removed and, subject to the following proviso, the Guarantor shall hereafter have unlimited liability for the Guaranteed Obligations (as defined in the Guaranty) in accordance with the terms and provisions of the Guaranty (other than the second paragraph of Section 1); provided, however, that if the Borrower fully complies with the Debt Service Coverage Ratio covenant contained in Section 6.21 of the Loan Agreement, as herein amended, for three consecutive fiscal quarters, provided no Event of Default has then occurred and is continuing, as of the end of the third such fiscal quarter, the Guaranty Limitation shall thereupon be deemed reinstated and shall thereafter be in full force and effect.

6.    Modification Fee. In order for this Agreement to be effective, prior to or simultaneously with the execution and delivery hereof, the Borrower shall pay to the Administrative Agent, for the accounts of Bank of America and The PrivateBank on a pro-rata basis, a modification fee in the amount of $10,000.00.

7.    Borrower's Representations and Warranties. The Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents, and further represents and warrants that (a) Each Borrower is the sole legal and beneficial owner of the Property covered by its respective Mortgage; (b) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which any Borrower is a party or by which any Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which any Borrower or any Property is subject; (c) this Agreement constitutes the legal, valid and binding obligations of each Borrower enforceable in accordance with its terms; (d) the execution and delivery of, and performance under, this Agreement are within each Borrower's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of any Borrower's articles of organization or operating agreement or of any indenture, agreement or undertaking to which any Borrower is a party or by which it is bound; (e) there exists no default under the Bank of America Note or The PrivateBank Note or any other Loan Document; (f) there are no offsets, claims, counterclaims, cross-claims or defenses with respect to the Obligations; and (g) each Borrower is duly organized and legally existing under the laws of the state of its organization and is duly qualified to do business in the state of Florida. Each Borrower further represents and warrants that, except as disclosed in writing to the Administrative Agent, there is no suit, judicial or administrative action, claim, investigation, inquiry, proceeding or demand pending (or, to any Borrower's knowledge, threatened) against (i) any Borrower, or (ii) which affects the Property or any Borrower's title to its respective Property, or (iii) which affects the validity enforceability or priority of any of the Loan Documents. Each Borrower agrees to indemnify and hold the Lender harmless against any loss, claim, damage, liability or out-of-pocket expense (including, without limitation, reasonable attorneys' fees) incurred as a result of any representation or warranty made by that Borrower herein which proves to be untrue or inaccurate in any material respect, and any such occurrence shall constitute a default under the Loan Documents.

8.    Renewal; Lien Continuation; No Novation. The Borrower hereby renews the Obligations and promises to pay and perform all Obligations as modified by this Agreement. The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Bank of America Note, The PrivateBank Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

9.    Default. A default under this Agreement shall constitute a default under the Bank of America Note and the PrivateBank Note and other Loan Documents.

10.    Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of Michigan and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.

11.    Course of Dealing. The Administrative Agent, the Lenders and Borrower hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrower, Administrative Agent or Lenders directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Bank of America Loan and The PrivateBank Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrower under any Loan Document or any amendment to any term or condition of any Loan Document.

12.    Reaffirmation of Guaranty. The Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Administrative Agent and the Lenders that the Guaranty is and shall continue in full force and effect for the benefit of Administrative Agent and the Lenders with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor's knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Guarantor acknowledges that without this consent and reaffirmation, the Administrative Agent and the Lenders would not execute this Agreement or otherwise consent to its terms.

13.    Release of Claims. The Borrower and the Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Administrative Agent or any Lender and their successors and assigns on account of any occurrence relating to the Bank of America Loan, The PrivateBank Loan, the Loan Documents and/or the Property which accrued prior to the date hereof. This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrower and the Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns. The terms “Administrative Agent” and “Lender” as used herein shall include, but shall not be limited to, their present and former officers, directors, employees, agents and attorneys.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower, Administrative Agent and Lenders have caused this Agreement to be executed as of the date first above written.
BORROWER:
Sun Blueberry Hill LLC,
a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership,
a Michigan limited partnership

Title:	Sole Member

By:	Sun Communities, Inc., a Maryland corporation

Title:	General Partner

By: /s/ Karen Dearing
Name: Karen Dearing
Title: Executive Vice President

Sun Grand Lake LLC,
a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership,
a Michigan limited partnership

Title:	Sole Member

By:	Sun Communities, Inc., a Maryland corporation

Title:	General Partner

By: /s/ Karen Dearing
Name: Karen Dearing
Title: Executive Vice President

Sun Three Lakes LLC,
a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership,
a Michigan limited partnership

Title:	Sole Member

By:	Sun Communities, Inc., a Maryland corporation

Title:	General Partner

By: /s/ Karen Dearing
Name: Karen Dearing
Title: Executive Vice President

Sun Club Naples LLC,
a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership,
a Michigan limited partnership

Title:	Sole Member

By:	Sun Communities, Inc., a Maryland corporation

Title:	General Partner

By: /s/ Karen Dearing
Name: Karen Dearing
Title: Executive Vice President

Sun Naples Gardens LLC,
a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership,
a Michigan limited partnership

Title:	Sole Member

By:	Sun Communities, Inc., a Maryland corporation

Title:	General Partner

By: /s/ Karen Dearing
Name: Karen Dearing
Title: Executive Vice President

Sun North Lake Estates LLC,
a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership,
a Michigan limited partnership

Title:	Sole Member

By:	Sun Communities, Inc., a Maryland corporation

Title:	General Partner

By: /s/ Karen Dearing
Name: Karen Dearing
Title: Executive Vice President

ADMINISTRATIVE AGENT:

Bank of America, N.A.,
a national banking association

By: /s/ Shannon Westberg
Name: Shannon Westberg
Title: Senior Vice President

LENDER:

Bank of America, N.A.,
a national banking association

By: /s/ Shannon Westberg
Name: Shannon Westberg
Title: Senior Vice President

LENDER:

The PrivateBank and Trust Company,
an Illinois state chartered bank

By: /s/ Stephen A. Anderson
Name: Stephen A. Anderson
Title: Managing Director

GUARANTOR:

Sun Communities Operating Limited Partnership,
a Michigan limited partnership

By:    Sun Communities, Inc., a Maryland corporation
Its:    General Partner

By: /s/ Karen Dearing
Name: Karen Dearing
Title: Executive Vice President